SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            MCB FINANCIAL CORPORATION
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                            MCB FINANCIAL CORPORATION
                                1248 Fifth Avenue
                              San Rafael, CA 94901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 16, 2001

                TO THE SHAREHOLDERS OF MCB FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 2001 Annual Meeting of Shareholders (the "Meeting") of MCB Financial Corporation ("MCB Financial") will be held at MCB Financial, 1248 Fifth Avenue, San Rafael, California 94901, on Wednesday, May 16, 2001 at 5:30 p.m., for the purpose of considering and voting on the following matters:

1. Election of Directors.  To elect the following  eight persons to the Board of
Directors  of  MCB  Financial  to  serve  until  the  2002  Annual   Meeting  of
Shareholders and until their successors are elected and have been qualified:

           John Cavallucci                           Patrick E. Phelan
           Charles O. Hall                           Gary T. Ragghianti
           Timothy J. Jorstad                        Edward P. Tarrant
           Catherine H. Munson                       Randall J. Verrue

2. Ratification of Independent Auditor. To ratify the Board of Directors' recommendation of independent auditor for the year ending December 31, 2001.

3. Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     Only those shareholders of record at the close of business on March 19, 2001 will be entitled to notice of and to vote at the Meeting.

     It is very important that every shareholder vote. We urge you to sign and return the enclosed proxy as soon as possible, whether or not you plan to attend the Meeting in person. If you do attend the Meeting and wish to vote in person, you may then withdraw your proxy. If you do not attend the Meeting, you may revoke the proxy prior to the time it is voted by notifying the Corporate Secretary in writing to that effect or by filing a later dated proxy.

     In order to facilitate the provision of adequate accommodations, please indicate on the proxy whether or not you expect to attend the Meeting.

DATED:  April 6, 2001

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Nancy R. Boatright
                                        ---------------------------------------
                                        Nancy R. Boatright, Corporate Secretary

                               PROXY STATEMENT OF
                            MCB FINANCIAL CORPORATION
                                1248 Fifth Avenue
                              San Rafael, CA 94901

                                  April 6, 2001

          2001 ANNUAL MEETING OF MCB FINANCIAL CORPORATION SHAREHOLDERS

Introduction

     This Proxy Statement is being furnished to MCB Financial Corporation ("MCB Financial") Shareholders in connection with the solicitation of proxies by the MCB Financial Board of Directors for use at the 2001 Annual Meeting of Shareholders of MCB Financial to he held on Wednesday, May 16, 2001 at 5:30 p.m. at MCB Financial's office, 1248 Fifth Avenue, San Rafael, California 94901, and at any adjournments thereof ("MCB Financial Meeting"). This Proxy Statement, the attached notice and the enclosed form of proxy are first being mailed to MCB Financial Shareholders on or about April 9, 2001.

Matters to Be Considered

     At the MCB Financial Meeting,  MCB Financial  Shareholders will be asked to
(i) elect a board of eight directors (see "ELECTION OF DIRECTORS," herein); (ii) ratify the Board's selection of independent auditor for the year ending December 31, 2001 (see "RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR," herein); and
(iii) transact such other business as may properly come before the MCB Financial Meeting and any and all adjournments thereof (see "OTHER MATTERS," herein).

Record Date; Voting Information

     The close of business on March 19, 2001 was the record date ("Record Date") for determining which of the MCB Financial shareholders were entitled to receive notice of and to vote at the MCB Financial Meeting. On the Record Date, there were 1,775,182 shares of MCB Financial Common Stock outstanding, held by 712 holders of record. Each holder of MCB Financial Common Stock will be entitled to one vote, in person or by proxy, for each share of MCB Financial Common Stock standing in his or her name on the books of MCB Financial as of the Record Date on any matter submitted to the vote of the MCB Financial Shareholders at the MCB Financial Meeting, except that, in connection with the election of directors, the shares are entitled to be voted cumulatively.

     Cumulative voting entitles an MCB Financial Shareholder to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled, or to distribute his votes among as many candidates as the shareholder thinks fit. However, no shareholder is entitled to cumulate votes for a nominee unless such nominee's name has been placed in nomination prior to the vote and the shareholder has given notice before the voting of his or her intention to vote shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for nominees. Discretionary authority to cumulate votes in such a manner as to elect the maximum number of the Board of Directors' nominees is solicited in this Proxy Statement.

Voting of Proxies; Revocability

     A form of proxy for the MCB Financial Meeting is enclosed. All shares of MCB Financial Common Stock represented by properly executed proxies received by MCB Financial will, unless revoked, be voted at the MCB Financial Meeting in accordance with the instructions on such proxies. If no instruction is specified with regard to a matter to be considered, the proxy will be voted in favor of
(i) electing the eight nominees of the Board for director; and (ii) ratifying the Board of Directors' recommendation of independent auditor for the year ending December 31, 2001.

         The proxy also confers discretionary authority to vote the shares represented thereby in accordance with the recommendations of the MCB Financial Board of Directors on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the MCB Financial Meeting and the election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. If any other business is properly presented at the MCB Financial Meeting, the proxy will be voted in accordance with the recommendation of the MCB Financial Board of Directors.

Any MCB Financial Shareholder may revoke his or her proxy at any time before it is voted by filing with MCB Financial's Corporate Secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the MCB Financial Meeting and advising the Chairman of his or her election to vote in person. A proxy may also be revoked if written notice of the death or incapacity of the MCB Financial Shareholder is received by MCB Financial before the vote pursuant to that proxy is counted.

Solicitation of Proxies

     This solicitation of MCB Financial Shareholders is being made by the Board of Directors of MCB Financial. The expense of preparing, assembling, printing and mailing this Proxy Statement to MCB Financial Shareholders and the materials used in the solicitation of proxies for the MCB Financial Meeting will be borne by MCB Financial. MCB Financial contemplates that the proxies will be solicited principally through the use of the mail, but officers, directors and employees of MCB Financial may solicit proxies personally or by telephone or other electronic transmission without receiving special compensation therefor. In addition, MCB Financial may use the services of individuals or companies, including a proxy solicitation firm, it does not regularly employ in connection with the solicitation of proxies if deemed advisable by the MCB Financial Board of Directors. Although there are no formal agreements to do so, MCB Financial will reimburse banks, brokerage houses and, although it has made no such arrangements to date, other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to MCB Financial Shareholders, and will reimburse such other expenses as may be incurred by any proxy solicitation firm engaged by MCB Financial.

Required Vote

     Except as specifically noted below, each of the proposals described in this Proxy Statement requires the affirmative vote of a majority of the shares of MCB Financial's Common Stock represented and voting at the Annual Meeting of Shareholders where a quorum is present. In the election of directors, the eight directors receiving the most votes will be elected. If any proposal requires the affirmative vote of the holders of a specified percentage of MCB Financial's outstanding shares of Common Stock, abstaining and broker non-votes will have the same effect as a negative vote.

Security Ownership of Certain Beneficial Owners

     Except as set forth below, as of the Record Date no individuals known to the Board of Directors of MCB Financial owned of record or beneficially five percent or more of the outstanding shares of common stock of MCB Financial. The following table provides certain information as of March 19, 2001, with respect to the only persons who own beneficially in excess of five percent of MCB Financial Common Stock:

                                                  Amount
                                                and Nature
                    Name and Address of        of Beneficial        Percent of
Title of Class        Beneficial Owner           Ownership            Class
--------------        ----------------           ---------            -----

 Common Stock       John Cavallucci              233,451(1)          13.12%
                    1248 Fifth Avenue
                    San Rafael, CA 94901

 Common Stock       Martin Bramante               95,772              5.15%
                    Velia Bramante
                    P.O. Box 2126
                    San Rafael, CA 94901

----------------------------

(1) See "Security Ownership of Management" table below for a description of the nature of beneficial ownership.

Security Ownership of Management

         The following table provides certain information, as of March 19, 2001, with respect to the beneficial ownership of shares of MCB Financial Common Stock by each MCB Financial director and nominee, each executive officer(1), and by all of the directors and executive officers of MCB Financial as a group. Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed.

                          Name and              Amount and Nature of    Percent
Title of Class  Address of Beneficial Owner(2)  Beneficial Ownership(3) of Class
--------------  ---------------------------     --------------------    --------
Common Stock    John Cavallucci                        233,451(4)        13.12%
Common Stock    Charles O. Hall                         50,833(5)         2.82%
Common Stock    Timothy J. Jorstad                      74,655(6)         4.20%
Common Stock    Catherine H. Munson                     32,289(7)         1.81%
Common Stock    Gary T. Ragghianti                      31,116(8)         1.75%
Common Stock    Edward P. Tarrant                       51,479(9)         2.89%
Common Stock    Randall J. Verrue                       40,891(10)        2.30%
Common Stock    Stephen R. Brodie                       10,937(11)           *
Common Stock    Raymon L. Hanssen                        8,446(12)           *
Common Stock    Patrick E. Phelan                       13,269(13)           *
Common Stock    Current Directors and Executive
                Officers as a Group (10 persons)       547,366(14)       29.43%

*Less than one percent (*)

--------------------------------

(1) As used throughout this Proxy Statement, unless specified otherwise, the term "executive officer" means with respect to MCB Financial, the President and Chief Executive Officer of MCB Financial and Metro Commerce Bank ("Metro Commerce"), the Chief Financial Officer of MCB Financial and Executive Vice President/Chief Financial Officer of Metro Commerce, the Executive Vice
President/Chief Credit Officer of Metro Commerce and the Executive Vice President/Chief Administrative Officer of Metro Commerce.

(2) The address for all persons is c/o MCB Financial Corporation, 1248 Fifth Avenue, San Rafael, California 94901.

(3) Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property, with a spouse and any stock of which beneficial ownership may be acquired within 60 days of March 19, 2001, the Record Date, by the exercise of stock options vested pursuant to MCB Financial's 1989 Stock Option Plan, and 1999 Stock Option Plan.

(4) Includes options to acquire 4,200 shares which are exercisable within 60 days of the Record Date.

(5) Includes options to acquire 30,504 shares which are exercisable within 60 days of the Record Date.

(6) Includes 60,478 shares held by Jorstad, Inc., Money Purchase & Profit Sharing Pension Plan. Also includes options to acquire 4,200 shares which are exercisable within 60 days of the Record Date.

(7) Includes 18,575 shares held by Lucas Valley Properties, Inc., Money Purchase & Profit Sharing Pension Plan. Also includes options to acquire 4,200 shares which are exercisable within 60 days of the Record Date.

(8) Includes 5,786 shares held by Ragghianti & Thomas Profit Sharing Plan. Also includes options to acquire 6,291 shares which are exercisable within 60 days of the Record Date.

(9)  Includes   12,188  shares  held  by  Mr.   Tarrant  as  Custodian  for  his
grandchildren.   Also  includes  options  to  acquire  4,200  shares  which  are exercisable within 60 days of the Record Date.

(10) Includes 7,354 shares held in Mr. Verrue's IRA trust accounts, and 1,800 shares which are held by Mr. Verrue as Trustee for his grandchild. Also includes options to acquire 4,200 shares which are exercisable within 60 days of the Record Date.

(11) Includes options to acquire 9,937 shares which are exercisable within 60 days of the Record Date.

(12) Represents vested options exercisable within 60 days of the Record Date.

(13) Includes options to acquire 8,410 shares which are exercisable within 60 days of the Record Date.

(14) Includes options held by executive officers and non-employee directors of MCB Financial which are exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires MCB Financial's directors and executive officers, and persons who own more than ten percent of a registered class of MCB Financial's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of MCB Financial. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish MCB Financial with copies of all Section 16(a) forms they file.

         To MCB Financial's knowledge, based solely on review of the copies of such reports furnished to MCB Financial and written representations that no other reports were required, during the year ended December 31, 2000, the executive officers, directors and greater than ten percent beneficial owners of MCB Financial's common stock complied with all applicable Section 16(a) filing requirements.

Changes in Control

         Management of MCB Financial is not aware of any arrangement which may, at a subsequent date, result in a change of control of MCB Financial.

Recommendations

         MCB Financial's Board of Directors unanimously recommends electing the eight nominees to the MCB Financial Board of Directors and ratifying the Board of Directors' recommendation of independent auditor for the year ending December 31, 2001. These proposals are discussed in greater detail in the following sections of this Proxy Statement.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

         MCB Financial's Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors or the shareholders but may not be less than seven nor more than thirteen. The number of directors is currently fixed at seven members. MCB Financial Shareholders are being asked to elect the eight persons named below, who are the nominees of the Board of Directors for election as directors of MCB Financial, to serve until the 2002 Annual Meeting of Shareholders of MCB Financial and until their successors are elected and have been qualified. Mr. Cavallucci is being renominated to the Board but will resign from the Board when the sale of all of the remaining common shares of MCB Financial held by him and his family occurs. The sale is currently expected to be completed in July 2001. (See "Certain Relationships and Related Transactions - Repurchase of Shares Held by Cavallucci Family" below). Each of the nominees listed below has consented to be named as a nominee and to serve if elected to the MCB Financial Board of Directors. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of said eight nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to or for good cause will not serve as a director, it is intended that the shares represented by the proxies solicited will be voted for the election of such substitute nominee, if any, as shall be designated by the MCB Financial Board of Directors. The MCB Financial Board of Directors has no reason to believe that any nominees will become unavailable to serve if elected. It is intended that each person elected a director of MCB Financial will also be elected by the Board of MCB Financial as a director of Metro Commerce.

                                                                                              Metro            MCB
                                                   Present Position(s)                      Commerce        Financial
                                                    with MCB Financial                      Director        Director
          Name              Age                     and Metro Commerce                        Since           Since
          ----              ---                     ------------------                        -----           -----
John Cavallucci              59    Director                                                   1991            1993
Charles O. Hall              46    Director, President and Chief Executive Officer of         1995            1999
                                   MCB Financial and Metro Commerce

Timothy J. Jorstad           49    Chairman of MCB Financial and Metro Commerce               1989            1993
Catherine H. Munson          73    Director                                                   1989            1993
Patrick E. Phelan            37    Chief Financial Officer of MCB Financial; Executive         --              --
                                   Vice President and Chief Financial Officer of Metro
                                    Commerce

Gary T. Ragghianti           57    Vice Chairman                                              1989            1993
Edward P. Tarrant            57    Director                                                   1989            1993
Randall J. Verrue            57    Director                                                   1989            1993

There are no family relationships among any of the nominees for director or any of the executive officers of MCB Financial.

Biographical Information of Directors

         The following sets forth certain biographical information, present occupation and business experience for at least the past five years, of each of the nominees for director.

John Cavallucci         Director of Metro Commerce since November 1991; Chairman
                        of Metro Commerce and MCB Financial from May 1996 to May
                        2000;  Executive  Officer  to  the  President  of  Metro
                        Commerce  from  January  1999 to  December  2000;  Chief
                        Executive Officer of Metro Commerce from December 1995 to December 1998; President and Chief Executive Officer of Metro Commerce from January 1992 to December 1995;
                        Director,  President and Chief Executive  Officer of MCB
                        Financial from January 1993 to December 1998.

Charles O. Hall         Director of Metro Commerce since December 1995; Director
                        of MCB  Financial  since January  1999;  Executive  Vice
                        President and Chief Credit Officer of Metro Commerce from March 1992 to December 1995; President, Chief
                        Operating  Officer,  and Chief  Credit  Officer of Metro
                        Commerce from December 1995 to April 1998; President and
                        Chief  Operating  Officer of Metro  Commerce  from April
                        1998 to December  1998;  President  and Chief  Executive
                        Officer of Metro Commerce since January 1999; President and Chief Executive Officer of MCB Financial since
                        January 1999.

Timothy J. Jorstad      President  and  certified  public  accountant,  Jorstad,
                        Inc., a certified public accounting firm.

Catherine H. Munson     President, Lucas Valley Properties,  Inc., a real estate
                        firm; also General Partner, McInnis Park Golf Center.

Patrick E. Phelan       Chief Financial Officer of MCB Financial since May 1997;
                        Executive  Vice  President/Chief  Financial  Officer  of
                        Metro  Commerce   since   December  1998;   Senior  Vice
                        President/Chief Financial Officer of Metro Commerce from
                        May 1997 to December  1998;  Vice  President/Finance  of
                        Metro Commerce from December 1996 to May 1997; Assistant
                        Vice  President and  Controller  of Metro  Commerce from
                        April 1994 to December 1996. Prior to that, Mr. Phelan served as a certified public accountant with Deloitte &
                        Touche  LLP and Ernst & Young  LLP.

Gary T.  Ragghianti     Attorney and President, Gary T. Ragghianti,  Inc., a law
                        firm.

Edward P. Tarrant       Principal and Owner, Tarrant-Bell Properties, a property
                        development and management company.

Randall J. Verrue       President  and  Chief  Executive  Officer,  HCV  Pacific
                        Partners, a real estate company.

Meetings of the Board of Directors and Committees of MCB Financial

         The Board of Directors of MCB Financial held eleven meetings during 2000. MCB Financial does not have a Personnel Committee or a Nominating Committee; the Board of Directors performs such functions. During 2000 all of the directors of MCB Financial attended at a minimum 75 percent of the aggregate of all meetings of the Board of Directors and of the committees of MCB Financial on which they served, except Gary T. Ragghianti, who attended 64% of the meetings.

         The Audit Committee acts pursuant to a written charter adopted by the Board of Directors and attached hereto as Exhibit A. The Audit Committee currently consists of Timothy J. Jorstad, Chairman, Edward P. Tarrant and Randall J. Verrue each of whom are independent as defined in Section 121 of the American Stock Exchange Company Guide. The Audit Committee is responsible for recommending the appointment of the independent auditors for the MCB Financial, reviewing the scope of the audit, examining the auditor's reports, making appropriate recommendations to the Board of Directors as a result of such review and examination and making inquiries into the effectiveness of the financial and accounting functions and internal controls of MCB Financial. The Audit Committee met eight times during 2000. All members attended each meeting. Attached as Exhibit B is a copy of the Report of the Audit Committee.

         The Personnel Committee currently consists of Catherine H. Munson, Chairwoman, Charles O. Hall, and Gary T. Ragghianti. The Personnel Committee held no meetings during 2000. The Personnel Committee's function is to review compensation of executive officers and make recommendations to the Board of Directors regarding compensation.

Compensation of Directors

         Each Metro Commerce director, with the exception of Charles O. Hall, receives an annual retainer of $18,000 for his or her services.

Executive Officers

         The following table sets forth certain information, as of March 19, 2001, with respect to the current executive officers of MCB Financial and Metro Commerce.

                                      Present Position(s) with
Name                         Age      MCB Financial and Metro Commerce
----                         ---      --------------------------------

Charles O. Hall              46       Director,  President  and Chief  Executive
                                      Officer   of  MCB   Financial   and  Metro
                                      Commerce

Stephen R. Brodie            55       Executive  Vice President and Chief Credit
                                      Officer of Metro Commerce

Raymon L. Hanssen            57       Executive   Vice   President   and   Chief
                                      Administrative Officer of Metro Commerce

Patrick E. Phelan            37       Chief Financial  Officer of MCB Financial;
                                      Executive   Vice   President   and   Chief
                                      Financial Officer of Metro Commerce

Business Experience

         The following sets forth the business experience, for at least the past five years, of Metro Commerce's executive officers other than Mr. Hall and Mr. Phelan, whose experience is set forth above.

Stephen R. Brodie                     Executive  Vice   President/Chief   Credit
                                      Officer  of  Metro  Commerce  since  April
                                      1998;    Senior    Vice     President/Loan
                                      Administration   of  Metro  Commerce  from
                                      January  1998 to April  1998;  Senior Vice
                                      President/Construction   Loan  Officer  of
                                      Metro  Commerce  from June 1996 to January
                                      1998; Senior Vice President/Loan Officer of Metro Commerce from June 1993 to June
                                      1996.

Raymon L. Hanssen                     Executive       Vice       President/Chief
                                      Administrative  Officer of Metro  Commerce
                                      since   February    1999;    Senior   Vice
                                      President/Branch Manager of Metro Commerce
                                      from May  1994 to  February  1999;  Senior
                                      Vice   President/Loan   Officer  of  Metro
                                      Commerce from May 1991 to May 1994.

           EXECUTIVE COMPENSATION OF MCB FINANCIAL AND METRO COMMERCE

         The following table sets forth compensation information with respect to
MCB Financial's and Metro Commerce's Chief Executive  Officer and the four other most highly compensated  executive officers of Metro Commerce who served as such at year end 2000 and whose  total  annual  salary  and bonus  exceeded  $100,000
("Named  Officers").  Comparative  data is also  provided  for the two  previous fiscal years,  where applicable.  No cash compensation was paid by MCB Financial to any Named Officer;  however,  each Named Officer of MCB Financial also serves as an executive of Metro Commerce and receives  compensation from Metro Commerce for services rendered in his or her capacity as such.

Summary Compensation Table
                                       Annual                                Long Term
                                       Compensation         Other            Compensation
                                       ------------         Annual           Awards          All Other
Name and                               Salary      Bonus    Compensation     Options         Compensation(1)
Principal    Position   at
December 31, 2000              Year    ($)         ($)      ($)              (#)             ($)
-----------------              ----    ---         ---      ---              ---             ---
John Cavallucci                2000      77,000    46,752                                    8,794
Executive Officer to the       1999      70,000    34,594                    10,500          3,856
President                      1998     142,000    47,900                                    2,863

Charles O. Hall                2000     170,000    93,505                                    9,263
President/                     1999     153,360    69,188                    10,500          7,901
Chief Executive Officer        1998     142,000    47,900                                    7,271

Stephen R. Brodie              2000     102,450    20,500                     5,000          1,782
Executive Vice President/      1999      96,342    16,000                                    1,900
Chief Credit Officer           1998      89,934    14,000                     5,250          1,700

Raymon L. Hanssen              2000     101,824    20,350                     7,500          8,092
Executive Vice President/      1999      97,635    21,020                                    4,715
Chief Administrative Officer   1998      89,435    12,768                                    2,400

Patrick E. Phelan              2000      99,385    21,200                    10,000          5,500
Executive   Vice   President/  1999      91,081    16,500                                    4,100
Chief Financial Officer        1998       N/A       N/A                                       N/A

Employment   Agreements,   Termination  of  Employment   and   Change-in-Control
Arrangements


Mr. Hall

         Mr. Hall's current employment agreement commenced on January 1, 2001. Mr. Hall is entitled to receive payment of (i) an initial base salary in the amount of $176,800, payable not less often than monthly, increased annually by the percentage increase in the CPI for the San Francisco Bay Area as well as at the discretion of the Board of Directors, and (ii) an annual bonus equal to one and one-half percent of Metro Commerce's pre-tax income if Metro Commerce's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Hall has been provided with an automobile, Metro Commerce's standard health insurance coverage provided to all Metro Commerce employees, vacation leave and a tennis club membership. Mr. Hall also participates in Metro Commerce's Deferred Compensation Plan For Executives into which Mr. Hall may elect to defer a portion of his current compensation and Metro Commerce agrees to contribute up to 50 percent of the amount of his deferral. Mr. Hall vests 50 percent in Metro Commerce contributions after completing all of his contractual deferrals and vests the remaining 50 percent upon reaching retirement age.

------------------------
(1) Includes automobile compensation and matching contributions to the Executive Deferred Compensation Plan.

         In the event Mr. Hall's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance payment in an amount equal to his then base salary for 36 months in one lump sum. If Mr. Hall's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

Mr. Phelan

         Effective May 15, 2000, MCB Financial and Metro Commerce entered into a severance agreement with Patrick E. Phelan. In the event Mr. Phelan's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance benefit equal to eighteen
(18) months of pay and an added benefit of two (2) weeks of pay for each full year of service, provided that the total benefit payable to Mr. Phelan shall not exceed two years of pay. "Pay" for purposes of this severance agreement means the total annual compensation paid to Mr. Phelan, including base wages and average bonuses paid to Mr. Phelan in the three most recent years. If Mr. Phelan's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

     The following table sets forth information on the issuance of stock options to the Named Officers during the year ended December 31, 2000.

Stock Option Grants in Last Fiscal Year

                           Number of       Percent of
                          Securities     Total Options
                          Underlying       Granted to
                            Options        Employees      Exercise    Expiration
         Name               Granted       During 2000     Price       Date
         ----               -------       -----------     -----       ----

     Stephen R. Brodie       5,000           11.77%       $ 8.50      07/27/2010
     Raymon L. Hanssen       7,500           17.65%       $ 8.50      07/27/2010
     Patrick E. Phelan      10,000           23.53%       $11.00      01/27/2010

The following table sets forth the stock options exercised in 2000 and the 2000 fiscal year end value of unexercised stock options held by the Named Officers. The market value of MCB Financial's Common Stock as of December 31, 2000 was $10.31 per share.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

                                                                    Value of
                                                 Number of        Unexercised
                                                Unexercised       In-the-Money
                                                  Options           Options
                      Number of                   at 2000           at 2000
                       Shares                   Year-End (#)      Year-End ($)
                      Acquired         Value    Exercisable/      Exercisable/
Name                 On Exercise   Realized(1) Unexercisable     Unexercisable
----                 -----------   ----------   -------------     -------------
John Cavallucci            --            --    50,505 / 6,300  304,367 / 16,953
Charles O. Hall        10,000       $54,892    40,504 / 6,300  253,522 / 16,953
Stephen R. Brodie          --            --     9,937 / 6,100    32,985 / 9,891
Raymon L. Hanssen          --            --     8,446 / 6,000   45,814 / 10,860
Patrick E. Phelan       4,630       $25,898     6,410 / 9,102    21,483 / 5,368



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of the directors and executive officers of MCB Financial and Metro Commerce, the companies or organization with which they are affiliated, and members of their immediate families are customers of, and had banking transactions with Metro Commerce in the ordinary course of Metro Commerce's business during 2000, and Metro Commerce expects to have banking transactions with such persons in the future. All loans and commitments to lend to such persons were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of management of Metro Commerce, did not involve more than a normal risk of collectibility or present other unfavorable features. All of such loans are current as to both principal and interest. As of March 31, 2001, extensions of credit to MCB Financial directors, executive officers and beneficial owners of more than five percent of MCB Financial Common Stock, and their affiliates, as a group, was approximately $3,692,879. The maximum aggregate amount of credit extended to directors and executive officers of MCB Financial or Metro Commerce at any one time during 2000 was approximately $5,869,547.

Repurchase of Shares Held by Cavallucci Family

     MCB Financial has entered into a stock purchase agreement with John Cavallucci and his family to purchase the remaining 229,251 shares of MCB Financial's common stock owned by them at a price of $12.00 per share. The sale will include any additional shares which the Cavallucci family acquires upon exercise of vested options prior to the closing of the sale of the 229,251 shares currently held. The Board believes that the transaction is appropriate and in the best interests of MCB Financial and its shareholders to allow Mr. Cavallucci to effect an orderly disposition of his holdings as he transitions out of his positions with MCB Financial. MCB Financial expects to fund the purchase from its operating income. As part of the agreement, Mr. Cavallucci will resign from the Board upon closing of the sale.


----------------------------
(1) Value Realized is the difference between the closing price per share on the date of exercise and the option price per share, multiplied by the number of shares acquired upon exercise of the option.

                                  PROPOSAL TWO:
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     The Board of Directors of MCB Financial recommends that shareholders ratify its appointment of Deloitte & Touche LLP to audit the financial statements of MCB Financial for the year ending December 31, 2001. Deloitte & Touche LLP has served as MCB Financial's independent auditor since 1991.

     The Board of Directors retains the power to appoint a different independent public accounting firm should the shareholders not vote to ratify Deloitte & Touche LLP or should the Board determine subsequent to the ratification that selection of another firm would be in the best interests of MCB Financial and its shareholders.

Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit for MCB Financial's annual financial statements for the year 2000 and the reviews of the financial statements included in MCB Financial's Forms 10-QSB in 2000 were $65,000.

Financial Information Systems Design and Implementation Fees

     Deloitte & Touche LLP rendered no professional services for financial information systems design and implementation for the year 2000.

All Other Fees

     The aggregate fees billed for services rendered by Deloitte & Touche other than for the services described above, including tax consulting and other non-audit services, for the year 2000 were $17,000.

     The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Deloitte & Touche's independence.

     An auditor representative from Deloitte & Touche LLP for the current year and for 2000 will be present at the MCB Financial Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of shareholders.

                              SHAREHOLDER PROPOSALS

     MCB Financial's 2002 Annual Meeting of Shareholders is currently scheduled for May 15, 2002. To be included in MCB Financial's 2002 Proxy Statement, proposals of shareholders intended to be presented at the 2002 Annual Meeting must be received by MCB Financial no later than December 6, 2001.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the MCB Financial Meeting other than those set forth above. However, if other matters come before the MCB Financial Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the MCB Financial Board of Directors on such matters. Discretionary authority to do so is included in the proxy.

                                             By Order of the Board of Directors,




                                             /s/ Nancy R. Boatright
                                             --------------------------------
                                             Nancy R. Boatright
Date: April 6, 2001                          Corporate Secretary

                                                                       EXHIBIT A

                            MCB Financial Corporation
                             Audit Committee Charter

                                     PURPOSE

     The purpose of the Audit Committee of the Board of Directors of MCB Financial Corporation is to oversee and monitor the Company's financial reporting process and systems of internal controls regarding finance and accounting on behalf of the Board of Directors.

                       RESPONSIBILITIES OF AUDIT COMMITTEE

     The Board of Directors recognizes that the Company's management is responsible for preparing the Company's financial statements and that independent auditors are responsible for auditing those financial statements. In fulfilling these responsibilities, management and the independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.

     Nothing in this Charter should be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company's financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal and independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

The specific duties of the Audit Committee shall be as follows:

Independent Auditors

         1. Select and evaluate independent auditors, review their performance and recommend to the Board of Directors the appointment or replacement of independent auditors; and, to review and recommend to the Board of Directors fee arrangements in connection with such appointments.

         2.   Ensure the auditor's independence by:

                  (i) ensuring that the auditors annually submit to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company;

                  (ii) actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees (as it may be as may be modified or supplemented);

                  (iii) reviewing and discussing with the Board of Directors any relationships between the auditors and the Company, or any other relationship, that may adversely affect independence; and, reviewing and approving any significant management consulting engagements proposed to be undertaken by such auditors on behalf of the Company; and

                  (iv)  recommending   that   the   Board  of   Directors   take
                        appropriate action in response to the auditors' report to satisfy itself of their independence.

         3.   Annually   require  the  auditors  to  confirm  in  writing  their
              understanding of the fact that they are ultimately accountable to the Board of Directors of the Company and its Audit Committee.

         4. Annually review the auditors' proposed audit plan and approach, as well as staffing and timing of the audit and related matters.

         5. Obtain from management, review and approve, a description of issues and responses whenever a second opinion is proposed by management to be sought from another outside accountant.

Financial Statements

         6. Conduct a post-audit, pre-issuance review of the Company's annual financial statements, the auditor's opinion thereon, and any significant difficulties or disagreements with management encountered during the course of the audit.

         7. Discuss the annual financial statements with the appropriate officers and/or employees of the Company and with the independent auditors, and discuss with the auditors the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the statements.

         8. If the Committee finds the annual financial statements acceptable, to recommend to the Board of Directors that they be included in the Company's annual report on Form 10-K/10-KSB.

         9. Prepare a report to the shareholders of the Company in each proxy statement, as required by the rules of the Securities and Exchange Commission ("Commission").

         10. Review with the Company's financial management and the independent auditors the quarterly earnings releases and the schedule of unrecorded adjustments to the Company's financial statements and the reasons underlying the Company's assessment of the immateriality of such adjustments.

         11.  With  regard  to  quarterly  reports  to the  Commission  on  Form
              10-Q/10-QSB, the Chairman of the Committee and/or any member or members of the Committee whom he or she designates, shall review with management and the independent auditor the financial statements to be included in such filing prior to filing with the Commission.

         12. Review prior to publication or filing and approve such other Company financial information, including appropriate regulatory filings and releases that include financial information, as the Committee deems desirable.

Internal Accounting and Control Functions

         13. Review the adequacy of the Company's system of internal accounting and financial control.

         14. Annually review the quality of internal accounting and financial control, the auditor's report or opinion thereon and any recommendations the auditor may have for improving or changing the Company's internal controls, as well as management's letter in response thereto and any other matters required to be discussed under Statement of Auditing Standards No. 61 (as it may be modified or supplemented).

         15. Review the Company's major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures.

         16.  Review proposed future internal audit plans.

General

         17. Annually review this Audit Committee Charter, and any provisions of the Company's by-laws which refer to the Audit Committee, and to propose to the Board of Directors necessary or appropriate revisions;

         18. At least annually, the Committee shall hold separate, private meetings without other members of management present, with the Company's Chief Financial Officer and the Company's independent auditor; and, each such person shall have free and direct access to the Committee and any of its members.

         19. Prior to the beginning of each fiscal year, the Chairman shall draft a proposed schedule of the Committee's activities for the coming year, and the times at which such activities shall occur, including preliminary agendas for each proposed meeting of the Committee, which shall be submitted to the Committee for its review and approval, with such changes as the Committee shall determine to be appropriate.

Reporting Responsibilities

         20. Periodically report its activities, concerns, conclusions and recommendations to the Board of Directors.


AUTHORITY

         21. The Audit Committee and each of its members may communicate directly and/or privately with the Company's directors, officers, employees, consultants, agents, internal auditors, independent auditors, attorneys-in-fact, counsel (including inside and outside counsel) and advisors, and any and all third parties in the performance of the Committee's functions.

         22. The Committee may cause an investigation to be made into any matter within the scope of its responsibilities under this Charter as the Committee deems necessary, or as otherwise requested by the Board or Directors. The Committee may require Company personnel to assist in any such investigation, and may engage independent resources to assist in such investigations as it deems necessary.

COMMITTEE MEMBERSHIP

         23. The membership of the Audit Committee shall consist of three or more directors each of whom shall:

                  (i)   have been appointed by the Board of Directors.

                  (ii) be free of any relationship to the Company which, in the opinion of the Board of Directors, may interfere with the exercise of independence from management and the Company;

                  (iii) be or shall become  (within a reasonable  period of time after his or her appointment to the Committee) "financially literate," as such qualification is interpreted by the Board of Directors in its discretion; and

                  (iv) otherwise meet the requirements of independence as set forth in the rules of the American Stock Exchange or any other market on or through which the Company's securities may be traded (the "relevant listing authority"), as such rules may be amended from time to time. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as determined by the Board of Directors in its discretion.

         24. The Board of Directors reserves all authority permitted under the rules of the Commission and the relevant listing authority in connection with any matter referred to in this Charter, including but not limited to the determination of independence of Audit Committee members.

MEETINGS

         25. The Audit Committee shall meet as often as necessary to fulfill its functions as determined by the Committee, but no less than four times annually.

Date Adopted: May 25, 2000

                                    EXHIBIT B
                            MCB FINANCIAL CORPORATION

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of MCB Financial Corporation (the "Company") has reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Company's independent auditors, Deloitte & Touche LLP (Deloitte & Touche), the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1. The Audit Committee considered that Deloitte & Touche rendered non-audit services to the Company during the fiscal year ended December 31, 2000, and whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining Deloitte & Touche's independence. The Audit Committee determined that Deloitte & Touche's provision of non-audit services is compatible with Deloitte & Touche's independence.

     Based on this review and discussion, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     This report has been approved by all of the members of the Audit Committee.

                                                  Timothy J. Jorstad
                                                  Edward P. Tarrant
                                                  Randall J. Verrue
                                                  Members of the Audit Committee

March 22, 2001

                                                                      APPENDIX A


PROXY                       MCB FINANCIAL CORPORATION                      PROXY
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Messrs. Timothy J. Jorstad, Edward P. Tarrant and Randall J. Verrue, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the 2001 Annual Meeting of Shareholders of MCB Financial Corporation to be held at MCB Financial Corporation, 1248 Fifth Avenue, San Rafael, California 94901, on Wednesday, May 16, 2001, at 5:30 p.m. or any adjournment thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1. Election of Directors. To elect the eight persons named below to the Board of Directors to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and have been qualified.

     Nominees: John Cavallucci,  Charles O. Hall, Timothy J. Jorstad,  Catherine
     H. Munson, Patrick E. Phelan, Gary T. Ragghianti, Edward P. Tarrant and Randall J. Verrue.

     FOR all nominees (except as indicated to the contrary below). A vote FOR will result in votes being cast to effect the election of the eight nominees or as many thereof as possible under the rules of cumulative voting. WITHHOLD AUTHORITY to vote for all nominees. (INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space below.)

2. Ratification of Independent Auditor. To ratify the selection of Deloitte & Touche LLP by the Board of Directors to serve as MCB Financial Corporation's independent auditor for the year ending December 31, 2001. FOR AGAINST ABSTAIN

3. Other Business. To transact such other business as may properly come before the 2001 Annual Meeting of Shareholders and any adjournments thereof.

This proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the proxy holders will vote "FOR" each of the foregoing proposals and as recommended by the Board of Directors of MCB Financial on all other matters as may properly come before the meeting.

Important -- Please Sign on Other Side

[REVERSE SIDE]

Please Sign and Date Below.

     The Board of Directors recommends a vote "FOR" the election of directors and the ratification of the independent auditor. The proxy confers authority to vote and shall be voted in accordance with such recommendations unless a contrary instruction is indicated, in which case the shares represented by the proxy will be voted in accordance with such instruction. If no instruction is specified with respect to a matter, the shares represented by the proxy will be voted in accordance with the recommendations of the Board of Directors. If any director nominee is unable to serve or for good cause will not serve, this proxy confers authority to and shall be voted for a substitute nominee designated by the Board of Directors. This proxy confers authority to cumulate votes for the election of directors. If any other business is presented at the meeting, this proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors.

                                        ---------------------------
                                        (Number of Shares)

                                        ---------------------------
                                        (Please print your name)

                                        ---------------------------
                                        (Signature of Shareholder)

                                        Dated __________________,2001

MAILING LABEL SPACE                     ---------------------------
                                        (Please print your name)

                                        ---------------------------
                                        (Signature of Shareholder)

                                        Dated __________________,2001

                                        (Please  date  this  Proxy and sign your
                                        name  as  it   appears   on  your  stock
                                        certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

                                        Please indicate if you are planning to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING, WITH THE CORPORATE SECRETARY OF MCB FINANCIAL CORPORATION, A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.